                                                                   Exhibit 10.13

                                                AMENDMENT NO. 2 AND
                                    ACKNOWLEDGEMENT dated as of March 25, 2003
                                    (this "Amendment"), to the WARRANT AGREEMENT dated as of May 31, 2000 (as amended, modified, supplemented or restated from time to time, the "Original Agreement"), among PLIANT CORPORATION, a Utah corporation (the "Company"), and the Persons signatory thereto.

            By executing and delivering this Amendment, the signatories hereto hereby agree as set forth below. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

      Section 1.   Amendments.

            (a) The Preamble of the Original Agreement is amended and restated in its entirety to read as set forth below.

                  "The Company has entered into a Securities Purchase Agreement dated as of May 31, 2000 (the "First Securities Purchase Agreement"), pursuant to which the Company has issued to certain of the Initial Holders (i) 100,000 shares of Series A Cumulative Exchangeable Redeemable Preferred Stock (the "Preferred Stock") and
            (ii) Warrants (as defined below) to purchase 43,242 shares of the Company's common stock.

                   The Company has also entered into a second Securities
            Purchase Agreement dated as of July 16, 2001 (the "Second Securities Purchase Agreement"), pursuant to which the Company has issued to certain of the Initial Holders (i) 30,973 shares of Preferred Stock and (ii) Warrants to purchase 31,437.595 shares of the Company's common stock.

                   The Company has also entered into a third Securities Purchase
            Agreement dated as of March 25, 2003 (the "Third Securities Purchase Agreement"), pursuant to which the Company has issued or will issue to certain of the Initial Holders (i) up to 35,000 shares of Preferred Stock and (ii) Warrants to purchase up to 153,867 shares of the Company's common stock.

                   This Agreement sets forth terms and conditions applicable to the Warrants."

            (b) Section 2.1 of the Original Agreement is amended and restated in its entirety to read as set forth below.

                  "Concurrently with the execution and delivery of the First
            Securities Purchase Agreement, the Company has issued and delivered Warrants to certain of the Initial Holders in accordance with the First Securities Purchase Agreement. In connection with the execution and delivery of the Second Securities Purchase Agreement, the Company has issued and delivered Warrants to certain of the Initial Holders in accordance with the Second Securities Purchase Agreement. The Company will issue and deliver Warrants to certain of the Initial Holders in accordance with the Third Securities Purchase Agreement on or after the date of the Third Securities Purchase Agreement. The provisions of this Agreement shall apply to all Warrants, and each Holder that is not a party to this Agreement, by its acceptance of a Warrant, agrees to be bound by the applicable provisions hereof."

            (c) The Original Agreement is amended by deleting the fifth sentence of Section 3.1(a) and inserting the following sentence in lieu thereof:

                  "Irrespective of any adjustments in the Exercise Price or the number or kind of shares or other securities or property issuable upon the exercise of Warrants, any Warrants theretofore or thereafter issued may, as a matter of form, continue to express the same Exercise Price and the same number of shares of Common Stock issuable upon the exercise of such Warrants as were stated in the Warrants initially issued pursuant to the First Securities Purchase Agreement, the Second Securities Purchase Agreement or the Third Securities Purchase Agreement, as applicable."

            (d) The Original Agreement is amended by deleting the first sentence of Section 4.3(a) and inserting the following sentence in lieu thereof:

                  "As promptly as practicable but in any event within seven (7)
            days (or if the Common Stock is publicly Traded at such time, within three (3) days or such other time period as is customary in the market for Publicly Traded securities) following the delivery date (the "Delivery Date") of (i) an Exercise Form or Exchange Form in accordance with Section 4.1 or 4.2, (ii) the related Warrant and
            (iii) any required payment of the Exercise Price, the Company shall, without charge, issue, register and deliver one or more stock certificates representing the aggregate number of shares of Common Stock to which the Holder of such Warrant is entitled and, upon compliance with the applicable provisions of this Warrant Agreement, the Other Equity Documents and the First Securities Purchase Agreement, the Second Securities Purchase Agreement or the Third Securities Purchase Agreement, as applicable, transfer to such Holder appropriate evidence of ownership of other securities or property (including any cash) to which such Holder is entitled, in such denominations, and registered or otherwise placed in, or payable to the order of, such name or names, as may be directed in writing by such Holder."

            (e) The Original Agreement is amended by deleting the last sentence of Section 4.3(f) and inserting the following sentence in lieu thereof:

                  "Notwithstanding anything in this Warrant Agreement to the contrary, in no event shall a Holder be entitled to exercise a Warrant unless (i) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective or (ii) the exercise of such Warrants is exempt from the registration requirements of the Securities Act and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside, such exemption to be evidenced by an opinion of counsel to the extent such an opinion would be required under Section 6.3 of the First Securities Purchase Agreement,
            Section 6.3 of the Second Securities Purchase Agreement or Section
            7.3 of the Third Securities Purchase Agreement, as applicable, in respect of a transfer to the Person to whom the Warrant Shares are to be issued."

            (f) Section 7.3(c) of the Original Agreement shall be amended and restated in its entirety to read as set forth below.

                  "(c) Additional Initial Holders. Any "Purchaser" (as defined in the Second Securities Purchase Agreement or the Third Securities Purchase Agreement) who is not already an Initial Holder hereunder shall become an `Initial Holder' upon execution of a counterpart to this Agreement. Notwithstanding anything to the contrary contained herein, Schedule I attached hereto may be amended from time to time without the consent of the Requisite Holders to add any "Purchasers" who have become Initial Holders and to otherwise update the number of Warrant Shares issued to the Initial Holders."

            (g) Schedule I of the Original Agreement, as amended through the date hereof, is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

      Section 2.   Acknowledgement.

            The Requisite Holders acknowledge that the adjustments set forth in
Article V of the Warrant Agreement are not applicable to the purchase of Warrants issued pursuant to the Third Securities Purchase Agreement and the issuance of any such Warrants Shares following the exercise of such Warrants pursuant to the Warrant Agreement.

      Section 3.   No other Amendments or Waivers.

            Except as modified by this Amendment, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Original Agreement or any of the instruments or documents referred to in the Original Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Original Agreement or any of the instruments or documents referred to therein.

      Section 4.   Effectiveness; Counterparts.

            This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by the Requisite Holders and the Company (by facsimile or otherwise), it being understood that all of the foregoing need not sign the same counterpart. Any counterpart or other signature to this Amendment that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Amendment.

      Section 5.   Governing Law.

            This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                   *******

            IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 2 to the Warrant Agreement as of the date first above written.

                                       PLIANT CORPORATION



                                       By: /s/Brian E. Johnson
                                           -------------------------------------
                                           Name:  Brian E. Johnson
                                           Title: Executive Vice President and
                                                  Chief Financial Officer



                                       SOUTHWEST INDUSTRIAL FILMS, LLC

                                       By:  J.P. Morgan Partners (BHCA), L.P.
                                            its Member

                                       By:  JPMP Master Fund Manager, L.P.,
                                            its General Partner

                                       By:  JPMP Capital Corp.,
                                            its General Partner


                                       By: /s/ Timothy Walsh
                                           -------------------------------------
                                           Name:
                                           Title:



                                       WACHOVIA CAPITAL PARTNERS, LLC


                                       By: /s/ Robert G. Calton
                                             Name:  Robert G. Calton
                                             Title:    Partner


                                       WACHOVIA CAPITAL PARTNERS 2001, LLC


                                       By: /s/ Robert G. Calton
                                           -------------------------------------
                                           Name:  Robert G. Calton
                                           Title: Partner

                                       NEW YORK LIFE CAPITAL PARTNERS,
                                       L.P.


                                       By:  NYLCAP Manager LLC,
                                            its Investment Manager


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       THE NORTHWESTERN MUTUAL LIFE
                                       INSURANCE COMPANY


                                       By: /s/David A. Barras
                                           -------------------------------------
                                           Name:  David A. Barras
                                           Title: Its Authorized Representative


                                       THE CHRISTENA KAREN H. DURHAM
                                       TRUST


                                       By: /s/ Richard P. Durham
                                           -------------------------------------
                                           Name:  Richard P. Durham
                                           Title: Trustee


                                       PERRY ACQUISITION PARTNERS-3, L.P.

                                       By:  Perry Investors-3, LLC,
                                               its General Partner

                                       By:  Perry Capital, LLC,
                                               its Managing Member

                                       By:  Perry Corp.,
                                               its Managing Member


                                       By: /s/ Randall Borkenstein
                                           -------------------------------------
                                           Name:  Randall Borkenstein
                                           Title: Managing Director and Chief
                                                  Financial Officer

                                       PERRY ACQUISITION PARTNERS-2, L.P.

                                       By:  Perry Investors-2, LLC


                                       By: /s/ Randall Borkenstein
                                           -------------------------------------
                                           Name:  Randall Borkenstein
                                           Title: Managing Director and Chief
                                                  Financial Officer

                                       DURHAM CAPITAL, LTD.


                                       By: /s/ Richard P. Durham
                                           -------------------------------------
                                           Name:  Richard P. Durham
                                           Title: General Partner



                                       SORENSEN CAPITAL, LLC


                                       By: _____________________________________
                                           Name:
                                           Title:



                                       RONALD G. MOFFITT IRA


                                       By: _____________________________________
                                           Name:
                                           Title:



                                       /s/ Jack E. Knott
                                       -----------------------------------------
                                       Jack E. Knott


                                       /s/ Richard P. Durham
                                       -----------------------------------------
                                       Richard P. Durham


                                       _________________________________________
                                       Ronald G. Moffitt

                                       _________________________________________
                                       Scott K. Sorensen


                                       /s/ Brian E. Johnson
                                       -----------------------------------------
                                       Brian E. Johnson


                                       _________________________________________
                                       Name:


                                       _________________________________________
                                       Name:


                                       _________________________________________
                                       Name:


                                       _________________________________________
                                       Name:


                                       _________________________________________
                                       Name:

                                                                       Exhibit A
                                                                       ---------


                                  SCHEDULE I/1/

                                 Initial Holders
                                 ---------------
--------------------------------------------------------------------------------
                                                     NUMBER OF WARRANT
                    INVESTOR                              SHARES
--------------------------------------------------------------------------------

Southwest Industrial Films, LLC
c/o J.P. Morgan Partners, LLC
1221 Avenue of the Americas, 40th Floor
New York, New York  10020-1080
Attention: Official Notices Clerk
Telephone No.:  (212) 899-3400
Telecopier No.:  (212) 899-3401

with a copy to:

O'Melveny & Myers LLP
30 Rockefeller Plaza, 24th Floor
New York, New York 10112
Attention:  Frederick M. Bachman
Telephone No.:  (212) 408-2400
Telecopier No.:  (212) 728-5950

--------------------------------------------------------------------------------
New York Life Capital Partners, L.P.
51 Madison Avenue
Suite 3009
New York, New York 10010
Attention:  Steve Benevento
Telephone No.: (212) 576-7699
Telecopier No.: (212) 576-5591

With a copy to:

Akin, Gump, Strauss, Hauer & Feld, LLP
590 Madison Avenue
22nd Floor
New York, New York 10022
Attention:  Edward D. Sopher, Esq.
Telephone No.: (212) 872-1026
Telecopier No.: (212) 872-1002
--------------------------------------------------------------------------------

/1/ Schedule I needs to updated and completed by the Company.

--------------------------------------------------------------------------------
                                                     NUMBER OF WARRANT
                    INVESTOR                              SHARES
--------------------------------------------------------------------------------

and to:

Office of the General Counsel
New York Life Insurance Company
51 Madison Avenue
Suite 1104
New York, New York  10010
Telephone No.: (212) 576-7000
Telecopier No.: (212) 576-8340
--------------------------------------------------------------------------------
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention: Dave Barras
Telephone No.: (414) 299-1618
Telecopier No.: (414) 299-7124

With a copy to:

Akin, Gump, Strauss, Hauer & Feld, LLP
590 Madison Avenue
22nd Floor
New York, New York 10022
Attention:  Edward D. Sopher, Esq.
Telephone No.: (212) 872-1026
Telecopier No.: (212) 872-1002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     NUMBER OF WARRANT
                    INVESTOR                              SHARES
--------------------------------------------------------------------------------

Wachovia Capital Partners 2001, LLC
301 South College Street
One First Union Center, 5th Floor
Charlotte, North Carolina 28288-0732
Attention:  Robert G. Calton III
Telephone No.:  (704) 715-1481
Telecopier No.:  (704) 374-6711

With a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.
Bank of America Corporate Center, Suite 4200
100 North Tryon Street
Charlotte, North Carolina 28202-4006
Attention: J. Norfleet Pruden, III
Telephone No.: (704) 331-7442
Telecopier No.: (704) 331-7598
--------------------------------------------------------------------------------
Perry Acquisition Partners-3, L.P.
599 Lexington Avenue, 36th Floor
New York, New York 10002
Attention: Peter Schweinfurth
Telephone No.: (212) 583-4000
Telecopier No.: (212) 583-4140

With a copy to:

Goodwin Procter LLP
599 Lexington Avenue
New York, NY 10022
Attention: Kevin Sheridan
Telephone No.: (212) 813-8874
--------------------------------------------------------------------------------